UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 1, 1998



                              RIVER VALLEY BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

                  2-47541                                35-1984567
         (Commission File Number)              (IRS Employer Identification No.)


         303 Clifty Drive
         Madison, Indiana                                 47250
(Address of principal executive offices)                (Zip Code)



        Registrants telephone number, including area code: (812) 265-3421

Item 5.           Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued September 1, 1998, concerning the Corporation's stock repurchase program is attached hereto as Exhibit 1 and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99 - Press Release dated September 1, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  /s/ James E. Fritz
                                                  ------------------------------
                                                  James E. Fritz, President and
                                                  Chief Executive Officer


Dated: September 2, 1998